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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2005

EON LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31333	13-3653818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Marcus Avenue, Lake Success, NY 11042

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (516) 478-9700

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 28, 2005, Eon Labs, Inc. (the “Company”) issued a press release reporting its financial results for the three-month period ended March 31, 2005 (the “Earnings Release”).  The press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1.

 The attached Earnings Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit	Description

99.1	Press Release issued by Eon Labs, Inc. on April 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2005

EON LABS, INC.

By:	/s/ William F. Holt
Name: William F. Holt
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Eon Labs, Inc. on April 28, 2005.